UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AMERICAN HOMES 4 RENT
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! AMERICAN HOMES 4 RENT 2022 Annual Meeting Vote by May 2, 2022 11:59 PM ET AMERICAN HOMES 4 RENT 23975 PARK SORRENTO, SUITE 300 CALABASAS, CA 91302 D71634-P70488 You invested in AMERICAN HOMES 4 RENT and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material(s) for the shareholder meeting to be held on May 3, 2022. Get informed before you vote View the Notice of Meeting, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 19, 2022. If you would like to receive a copy of the material(s) for this and/or future shareholder meetings, you must request one. To request a copy of the material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PV For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Annual Meeting* May 3, 2022 9:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/AMH2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends1. Election of Trustees Nominees: 1a. Kenneth M. Woolley For 1b. David P. Singelyn For 1c. Douglas N. Benham For 1d. Jack Corrigan For 1e. David Goldberg For 1f. Tamara H. Gustavson For 1g. Matthew J. Hart For 1h. Michelle C. Kerrick For 1i. James H. Kropp For 1j. Lynn C. Swann For 1k. Winifred M. Webb For 1l. Jay Willoughby For 1m. Matthew R. Zaist For 2. Ratification of the Appointment of Ernst & Young LLP as American Homes 4 Rent’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022. For 3. Advisory Vote to Approve American Homes 4 Rent’s Named Executive Officer Compensation. NOTE: In their discretion, the proxies may vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D71635-P70488